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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): December 18, 2003

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (the company under a Pooling and Servicing Agreement dated as of December 18, 2003 providing for, inter alia, the issuance of GMACM Mortgage Pass-Through Certificates, Series 2003-J9)


                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
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            (Exact name of registrant as specified in its charter)

          Delaware                 333-110437             41-1955181
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(State or Other Jurisdiction      (Commission          (I.R.S. Employer
     of Incorporation)            File Number)        Identification No.)


       8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN 55437
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              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code (952) 832-7000
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         (Former name or former address, if changed since last report)

                        Exhibit Index located on Page 4
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Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5. Other Events.

On December 18, 2003, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the GMACM Mortgage Pass-Through Certificates, Series 2003-J9, pursuant to a Pooling and Servicing Agreement, dated as of December 18, 2003, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

     10.1 Pooling and Servicing Agreement, dated as of December 18, 2003, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

     10.2 Mortgage Loan Purchase Agreement, dated as of December 18, 2003 among GMAC Mortgage Corporation, as seller and Residential Asset Mortgage Products, Inc., as purchaser



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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RESIDENTIAL ASSET MORTGAGE
                                         PRODUCTS, INC.

                                         By:  /s/ Patricia C. Taylor
                                              --------------------------------
                                              Name:  Patricia C. Taylor
                                              Title: Vice President


Dated: December 31, 2003
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                                 Exhibit Index


Exhibit Number  Description
--------------  -----------

10.1 Pooling and Servicing Agreement, dated as of December 18, 2003, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, as trustee.


10.2 Mortgage Loan Purchase Agreement, dated as of December 18, 2003 by and among GMAC Mortgage Corporation, as seller and Residential Asset Mortgage Products, Inc., as purchaser.